UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 30, 2017
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2017, the board of directors of the Marathon Petroleum Corporation (the “Company”) appointed Donald C. Templin to serve as president of the Company, effective July 1, 2017.

Mr. Templin, age 53, currently serves as executive vice president of the Company and president of MPLX GP LLC, the general partner (the “General Partner”) of MPLX LP (the “Partnership”). Mr. Templin joined the Company as senior vice president and chief financial officer in June 2011. Mr. Templin was appointed vice president, chief financial officer and elected a member of the board of directors of the General Partner in June 2012. He was appointed executive vice president of the General Partner and executive vice president, supply, transportation and marketing of the Company in March 2015, and assumed his current positions in January 2016. Mr. Templin will cease to serve as president of the General Partner on June 20, 2017 but will continue to serve on the board of directors of the General Partner. Mr. Templin is also a member of the board of directors of Calgon Carbon Corporation.

Mr. Templin will continue to receive an annual base salary from MPC and is eligible to participate in MPC’s annual cash bonus program and long-term incentive compensation plan, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans.

Effective July 1, 2017, Gary R. Heminger will cease to serve as president of the Company but will continue to serve as chairman of board directors and chief executive officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 31, 2017, the board of directors of the Company approved and adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to delete certain provisions governing the date by which a stockholder who timely requested the form of certain director nominating documents pursuant to the prescribed timeliness provisions within the Company’s Bylaws would have had to submit any director nomination in connection with the Company’s 2017 annual meeting, as well as certain provisions related to the election, mandatory retirement age and terms of directors that have expired.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated into this filing by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Marathon Petroleum Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: June 5, 2017	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer

Index to Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Marathon Petroleum Corporation